Exhibit 10.24

Summary of 2004 Bonus Plan for Executive Officers of Applix, Inc.

     For fiscal year 2004, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Applix, Inc. (the “Company”) established a bonus program for the executive officers (the “2004 Bonus Plan”) based on a variety of corporate objectives, including revenue, earnings and cash goals, as well as, for certain executive officers, the attainment of individual objectives. As such, bonuses are comprised of amounts determined pursuant to a formula based on overall corporate objectives and, if applicable, amounts determined on a discretionary basis by the Compensation Committee for individual objectives and achievements. The 2004 Bonus Plan is subject to adjustment or modification by the Compensation Committee at any time. The following summarizes the bonus criteria for each of the Company’s executive officers:

David Mahoney

     Mr. Mahoney’s target bonus under the 2004 Bonus Plan is $150,000, comprised of quarterly target bonuses of $20,000 each quarter payable upon the achievement of quarterly goals and $70,000 payable after the end of 2004 for the achievement of annual corporate goals and individual goals.

     Quarterly Goals

     Mr. Mahoney’s quarterly goals are based on the Company achieving targets established by the Compensation Committee for each quarter for revenue (upon which 34% of his quarterly target bonus is based), earnings (upon which 33% of his quarterly target bonus is based) and cash (upon which 33% of his quarterly target bonus is based). The Company will pay those portions of the quarterly target bonus tied to revenue and cash if the Company attained at least 90% of such quarterly revenue or cash target, with (i) 90% payable if the applicable quarterly target was 90% achieved and an additional 1% payable for each percentage point of achievement above 90% (for example, 95% achievement equals 95% payable), (ii) 100% payable if the applicable quarterly target was 100% achieved, and (iii) up to 110% payable if the applicable quarterly target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 0.5%). The Company will pay that portion of the quarterly target bonus tied to earnings if the Company attained at least 80% of the quarterly earnings target, with (i) 25% payable if the quarterly earnings target was 80% achieved, (ii) 50% payable if the quarterly earnings target was 90% achieved, (iii) 100% payable if the quarterly earnings target was 100% achieved, and (iv) up to 150% payable if the quarterly earnings target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 2.5%).

     Annual/Individual Goals

     Mr. Mahoney is eligible to receive $70,000 of his target bonus under the 2004 Bonus Plan after the end of 2004 based on the Company achieving annual goals (upon which 40% of his year-end target bonus is based) and Mr. Mahoney achieving individual goals (upon which 60% of his year-end target bonus is based).

     The Company’s goals upon which Mr. Mahoney’s year-end target bonus is based relate to (i) revenue (upon which 20% of his year-end target bonus is based) and (ii) earnings (upon which 20% of his year-end target bonus is based). The bonus is payable upon 95% achievement of the annual targets for revenue or earnings, as the case may be. The calculation of the payable bonus is linear beginning at 95% and ending at 120%. For example, if the annual earnings target is met 110%, Mr. Mahoney would receive 110% of $14,000, that portion of his bonus determined by the annual earnings target.

     Mr. Mahoney’s individual goals have been established by the Compensation Committee. The Compensation Committee shall determine, in its discretion, the extent to which Mr. Mahoney has met each such individual goal and, correspondingly, the extent to which the portion of his year-end target bonus based on individual goals ($42,000) is payable.

Milton Alpern

     Mr. Alpern’s target bonus under the 2004 Bonus Plan is $90,000, comprised of quarterly target bonuses of $17,500 each quarter payable upon the achievement of quarterly goals and $20,000 payable after the end of 2004 for the achievement of individual goals.

     Quarterly Goals

     Mr. Alpern’s quarterly goals are based on the Company achieving targets established by the Compensation Committee for each quarter for revenue (upon which 34% of his quarterly target bonus is based), earnings (upon which 33% of his quarterly target bonus is based) and cash (upon which 33% of his quarterly target bonus is based). The Company will pay that portion of the quarterly target bonus tied to revenue if the Company attained at least 80% of the quarterly revenue target, with (i) 80% payable if the quarterly revenue target was 80% achieved, and an additional 1% payable for each percentage point of achievement above 80% (for example, 90% achievement equals 90% payable), (ii) 100% payable if the quarterly revenue target was 100% achieved, and (iii) up to 110% payable if the quarterly revenue target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 0.5%). The Company will pay that portion of the quarterly target bonus tied to earnings if the Company attained at least 80% of the quarterly earnings target, with (i) 25% payable if the quarterly earnings target was 80% achieved, (ii) 50% payable if the quarterly earnings target was 90% achieved, (iii) 100% payable if the earnings target was 100% achieved, and (iv) up to 150% payable if the quarterly earnings target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 2.5%). The Company will pay that portion of the quarterly target bonus tied to cash if the Company attained at least 90% of the quarterly cash target, with (i) 90% payable if the quarterly cash target was 90% achieved, and an additional 1% payable for each percentage point of achievement above 90% (for example, 95% achievement equals 95% payable), (ii) 100% payable if the quarterly cash target was 100% achieved, and (iii) up to 110% payable if the quarterly cash target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 0.5%).

     Individual Goals

     Mr. Alpern is eligible to receive $20,000 of his target bonus under the 2004 Bonus Plan after the end of 2004 based on Mr. Alpern’s achievement of individual goals determined by the Chief Executive Officer of the Company. The Compensation Committee shall determine, in its discretion, the extent to which Mr. Alpern has met each such individual goal and, correspondingly, the extent to which the Company shall pay Mr. Alpern any or all of his year-end target bonus.

Craig Cervo

     Mr. Cervo’s target bonus under the 2004 Bonus Plan is $66,500, comprised of quarterly target bonuses of $16,625 each quarter payable upon the achievement of quarterly goals.

     Quarterly Goals

     Mr. Cervo’s quarterly goals are based on the Company achieving targets established by the Compensation Committee for each quarter for revenue (upon which 34% of his quarterly target bonus is based), earnings (upon which 33% of his quarterly target bonus is based) and cash (upon which 33% of his quarterly target bonus is based). The Company will pay that portion of the quarterly target bonus tied to revenue if the Company attained over 80% of the quarterly revenue target, with (i) 5% payable for each percentage point over 80% achievement of the quarterly revenue target (for example, 87% achievement equals 35% payable), (ii) 100% payable if the quarterly revenue target was 100% achieved, and (iii) up to 125% payable if the quarterly revenue target was up to 125% achieved (for each percentage point over 100%, the bonus payable will increase by 1%). The Company will pay that portion of the quarterly target bonus tied to earnings if the Company attained at least 80% of the quarterly earnings target, with (i) 25% payable if the quarterly earnings target was 80% achieved, (ii) 50% payable if the quarterly earnings target was 90% achieved, (iii) 100% payable if the quarterly earnings target was 100% achieved, and (iv) up to 150% payable if the quarterly earnings target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 2.5%). The Company will pay that portion of the quarterly target bonus tied to cash if the Company attained at least 90% of the quarterly cash target, with (i) 90% payable if the quarterly cash target was 90% achieved, and an additional 1% payable for each percentage point of achievement above 90% (for example, 95% achievement equals 95% payable), (ii) 100% payable if the quarterly cash target was 100% achieved, and (iii) up to 110% payable if the quarterly cash target was up to 120% achieved (for each percentage point over 100%, the bonus payable will increase by 0.5%).

     Starting in the fourth quarter of 2004, the Company will pay that portion of the quarterly target bonus tied to quarterly revenue targets if the Company attained at least 80% of the quarterly revenue target, with (i) 25% payable if the quarterly revenue target was 80% achieved, (ii) 50% payable if the quarterly revenue target was 90% achieved, (iii) 100% payable if the quarterly earnings target was achieved at 100% or more. The Company will pay that portion of the quarterly target bonus tied to earnings if the Company attained at least 80% of the quarterly earnings target, with (i) 25% payable if the quarterly earnings target was 80% achieved, (ii) 50% payable if the quarterly earnings target was 90% achieved, (iii) 100% payable if the quarterly earnings target was achieved 100% or more. The Company will pay that portion of the quarterly target bonus tied to cash if the Company attained 100% or more of the quarterly target.

Michael Morrison

     Mr. Morrison’s target bonus under the 2004 Bonus Plan for the third and fourth quarters of 2004 is $82,500 (Mr. Morrison joined the Company in the second quarter of 2004), comprised of quarterly target bonuses of $41,250 each quarter payable upon the achievement of quarterly goals.

     Quarterly Goals

     Mr. Morrison’s quarterly goals are based on the Company achieving targets established by the Compensation Committee for each quarter for license revenue (upon which 30% of his quarterly target bonus is based), revenue (upon which 30% of his quarterly target bonus is based), earnings (upon which 20% of his quarterly target bonus is based) and cash (upon which 20% of his quarterly target bonus is based). The Company will pay that portion of the quarterly target bonus tied to license revenue if the Company attained at least 80% of the quarterly license revenue target, with (i) 20% payable if the quarterly license revenue target was 80% achieved and an additional 4% payable for each percentage point over 80% achievement of the quarterly license revenue target (for example, 87% achievement equals 48% payable), and (ii) 100% payable if the quarterly license revenue target was 100% achieved, an additional 1.25% for each percentage point over 100% achievement (up to 105% achievement), and an additional 1.5% for each percentage point over 106% achievement. There is no cap on that part of Mr. Morrison’s quarterly target bonus based on license revenue. The Company will pay that portion of the quarterly target bonus tied to revenue if the Company attained over 80% of the quarterly revenue target, with (i) 5% payable for each percentage point over 80% achievement of the quarterly revenue target (for example, 87% achievement equals 35% payable), (ii) 100% payable if the quarterly revenue target was 100% achieved, and (iii) up to 125% payable if the quarterly revenue target was up to 125% achieved (for each percentage point over 100%, the bonus payable will increase by 1%). The Company will pay that portion of the quarterly target bonus tied to earnings if the Company attained at least 80% of the quarterly earnings target, with (i) 25% payable if the quarterly earnings target was 80% achieved, (ii) 50% payable if the quarterly earnings target was 90% achieved, and (ii) 100% payable if the quarterly earnings target was achieved 100% or more. The Company will pay that portion of the quarterly target bonus tied to cash if the Company attained 100% or more of the quarterly target.

     Starting in the fourth quarter of 2004, the Company will pay that portion of the quarterly target bonus tied to quarterly revenue targets if the Company attained at least 80% of the quarterly revenue target, with (i) 25% payable if the quarterly revenue target was 80% achieved, (ii) 50% payable if the quarterly revenue target was 90% achieved, and (iii) 100% payable if the quarterly earnings target was achieved 100% or more.